Delaware Pooled Trust
2005 Market Street
Philadelphia, PA 19103

July 20, 2011

Dear Shareholder:

We wish to provide you with some important information concerning your investment. As a shareholder of The International Fixed Income Portfolio (the “Acquired Fund”), a series of Delaware Pooled Trust, we wish to inform you that its Board of Trustees, after careful consideration, has approved the reorganization of the Acquired Fund into the Delaware International Bond Fund (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”), which is a series of Delaware Group Adviser Funds (together with Delaware Pooled Trust, the “Trusts”).  The Surviving Fund is a shell fund created for the purpose of the reorganization.

At the close of business on July 27, 2011, the Acquired Fund will transfer its assets to the Surviving Fund.  On that date, you will receive Class A Shares of the Surviving Fund equal in aggregate net asset value to your shares of the Acquired Fund.  The front-end sales load applicable to Class A Shares of the Surviving Fund will not be charged for the shares received in the reorganization.  We have enclosed a Prospectus/Information Statement that describes the reorganization in greater detail and contains important information about the Surviving Fund.

THE TRANSACTION WILL NOT REQUIRE ANY ACTION ON YOUR PART. You will automatically receive Class A Shares of the Surviving Fund in exchange for your shares of the Acquired Fund as of the closing date.  If you have questions or would like to discuss alternatives, you may contact us toll-free at 800 231-8002. If you invest through another financial institution, such as a brokerage firm, please contact your financial institution should you have any questions.

Sincerely,

/s/ Patrick P. Coyne
Patrick P. Coyne
President
Delaware Pooled Trust

DELAWARE POOLED TRUST
2005 Market Street
Philadelphia, PA 19103

PROSPECTUS/INFORMATION STATEMENT

July 20, 2011

This Prospectus/Information Statement is being furnished to shareholders of The International Fixed Income Portfolio (the “Acquired Fund”), a series of Delaware Pooled Trust, in connection with an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Board of Trustees of Delaware Pooled Trust.  Under the Plan, shareholders of the Acquired Fund will receive Class A Shares of Delaware International Bond Fund (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”), a series of Delaware Group Adviser Funds (the “Surviving Trust”), equal in aggregate value to the aggregate net value of the assets transferred by the Acquired Fund to the Surviving Fund, as of the closing date of the reorganization (the “Reorganization”).  The front-end sales load applicable to the Class A Shares will not be charged for the Surviving Fund shares received in the Reorganization (or for future purchases of shares of the Surviving Fund made by shareholders of the Acquired Fund).  After the Reorganization is complete, the Acquired Fund will be terminated.  The Reorganization is expected to be effective on or about July 28, 2011.

The Board of Trustees of Delaware Pooled Trust believes that the Reorganization is in the best interest of the Acquired Fund and that the interests of the Acquired Fund’s shareholders will not be diluted as a result of the Reorganization.  For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the Acquired Fund and its shareholders.

As permitted by Delaware Pooled Trust’s Agreement and Declaration of Trust, the Acquired Fund’s majority shareholder has executed a consent approving the Plan and the Reorganization.  Consequently, the Acquired Fund is not asking you to vote on the Plan or to approve the Reorganization.

The Acquired Fund is a series of Delaware Pooled Trust, which is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company.  The Surviving Fund is a series of the Surviving Trust, a Delaware statutory trust registered with the SEC as an open-end management investment company.  Delaware Pooled Trust currently consists of sixteen series, including the Acquired Fund.  The Surviving Trust consists of three series, including the Surviving Fund.  Delaware Management Company, a series of Delaware Management Business Trust serves as the Funds’ investment manager (the “Manager”).  Macquarie Investment Management Limited (“MIML”) will serve as the Surviving Fund’s sub-adviser managing the Surviving Fund’s foreign currency exposure.  Mondrian Investment Partners Limited was terminated as the Acquired Fund’s sub-adviser effective close of business on May 31, 2011.

This Prospectus/Information Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about the Acquired Fund and Surviving Fund and the Reorganization.  The prospectus for the Acquired Fund, which is dated March 1, 2011 (as it may be amended), has been filed with the SEC and is incorporated herein by reference.  The prospectus for the Surviving Fund, dated July 15, 2011, is included with this Prospectus/Information Statement.

i

A Statement of Additional Information dated July 20, 2011 relating to this Prospectus/Information Statement and the Reorganization has been filed with the Commission and is incorporated by reference into this Prospectus/Information Statement.  Additional information relating to the Acquired Fund is contained in its Statement of Additional Information dated March 1, 2011 (as it may be amended), and the Acquired Fund’s Annual and Semi Annual Reports to its shareholders for the fiscal year ended October 31, 2010 and the period ended April 30, 2011, respectively.  Additional information relating to the Surviving Fund is contained in its Statement of Additional Information dated July 15, 2011.  These Statements of Additional Information, Annual Report, and Semi Annual Report have been filed with the SEC.

For a free copy of any of the documents described above, you may call toll-free at 800 231-8002, or you may write to Delaware Pooled Trust at the address listed on the cover of this Prospectus/Information Statement.  In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090).  You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to:  Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.  You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

This Prospectus/Information Statement and the enclosures are expected to be available to shareholders on or about July 28, 2011.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Funds involves investment risk, including the possible loss of principal.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Funds, or any particular rate of return.

ii

TABLE OF CONTENTS

SYNOPSIS	1
The Reorganization	1
Comparison of the Investment Objectives and Strategies of the Funds	1
Fees and Expenses	3
Expense Examples	4
Comparison of Sales Load and Distribution Arrangements	5
Comparison of Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions and Pricing	5
PRINCIPAL RISK FACTORS	7
INFORMATION ABOUT THE REORGANIZATION	8
Material Features of the Plan	8
Reasons For Reorganization	9
Federal Income Tax Consequences	10
Shareholder Rights, Description of the Securities to be Issued	11
Capitalization	11
ADDITIONAL INFORMATION ABOUT THE SURVIVING FUND AND THE ACQUIRED FUND	12
Comparison of Portfolio Management	12
Comparison of Fundamental Investment Policies	12
Performance Information	13
PRINCIPAL SHAREHOLDERS	14
ADDITIONAL INFORMATION	14
Investment Adviser	14
Principal Underwriter	14
Fund Accountants	15
Transfer Agent	15
Custodians	15
Auditors	15
FINANCIAL HIGHLIGHTS	15
APPENDIX A	16
Form of Agreement and Plan of Reorganization	16

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SYNOPSIS
The Reorganization.
The Reorganization involves the transfer of all of the assets and liabilities of the Acquired Fund to the Surviving Fund in exchange for Class A Shares of the Surviving Fund. The transfer of assets by the Acquired Fund will occur at their then-current market value as determined in accordance with the Acquired Fund’s valuation procedures.  Class A Shares of the Surviving Fund will be distributed to shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund.  After completion of the Reorganization, each shareholder of the Acquired Fund will own Class A Shares of the Surviving Fund equal in value to the current net asset value of such shareholder’s shares of the Acquired Fund.  Following the completion of the Reorganization, the Acquired Fund will be terminated.

The Reorganization is intended to be a tax-free transaction for federal income tax purposes.  This means that shareholders of the Acquired Fund will become shareholders of the Surviving Fund without realizing any gain or loss for federal income tax purposes.  This also means that the Reorganization will be a tax-free transaction for the Surviving Fund.

The implementation of the Reorganization is subject to a number of conditions set forth in the Plan.  Among the more significant conditions is the receipt by the Funds of an opinion of counsel to the effect that the Reorganization more likely than not will be treated as a tax-free transaction to the Funds and their shareholders for federal income tax purposes, as described further below.  The Acquired Fund does not expect to sell any of the securities in its portfolio in connection with effectuating the Reorganization.  For more information about the Reorganization, see “Information About the Reorganization” below.

The Manager has undertaken to bear and pay all expenses related to the legal and information statement-related costs of the Reorganization, which are estimated to be approximately $45,000.

Comparison of the Investment Objectives and Strategies of the Funds.
Investment objectives.  The Acquired Fund seeks current income consistent with the preservation of principal.  The Surviving Fund seeks total return.

Investment strategies.

Acquired Fund:	Surviving Fund:
The Acquired Fund invests primarily in bonds that may also provide the potential for capital appreciation. The Acquired Fund is an international fund that invests primarily in issuers that are organized, have a majority of their assets, or derive most of their operating income outside of the United States. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, the Acquired Fund intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country, or in multinational currency units, such as the euro. The Acquired Fund will attempt to achieve its objective by investing in a broad range of fixed income securities, including debt obligations of foreign companies which are generally rated A or better by S&P or Moody’s or, if unrated, are deemed to be of

Generally, the Surviving Fund seeks to achieve its investment objective by investing in debt securities of issuers in at least three countries other than the United States, including foreign governments, quasi-governments, provincials, agencies, instrumentalities, supranational and corporate entities.  The Surviving Fund invests in debt securities of issuers in both developed and emerging markets throughout the world.  Securities may be denominated in foreign currencies, baskets of foreign currencies or the U.S. dollar.

comparable quality, as well as foreign government securities with the limitation noted below.

The Acquired Fund’s approach in selecting investments is oriented to country selection and is value driven. In selecting fixed income instruments for the Acquired Fund, the Manager identifies those countries’ fixed income markets that the Manager believes will provide the U.S.-domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. The Manager conducts extensive fundamental research on a global basis, and it is through this effort that attractive fixed income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

The Acquired Fund may also invest in zero-coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank. For increased safety, the Acquired Fund currently anticipates that a large percentage of its assets will be invested in foreign government securities and securities of supranational entities.

The Acquired Fund is considered “nondiversified” as defined in the Investment Company Act of 1940 (the “1940 Act”), which means that it can invest in a smaller number of issuers than a diversified mutual fund.

The Surviving Fund is considered “nondiversified” as defined in the 1940 Act, which means that it can invest in a smaller number of issuers than a diversified mutual fund.
Under normal circumstances, the Acquired Fund will invest at least 80% of its net assets in fixed income securities. The Acquired Fund’s 80% policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Acquired Fund will invest at least 40% of its total assets in securities of non-U.S. issuers. This policy is in addition to the Acquired Fund’s 80% policy.

Under normal circumstances, the Surviving Fund will invest at least 80% of its net assets in bonds of foreign issuers.  The Surviving Fund’s 80% policy may be changed without shareholder approval.  However, shareholders will be given at least 60 days’ notice prior to any such change.

With respect to U.S. government securities, the Acquired Fund may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Surviving Fund may hold a substantial portion of its assets in cash or short-term instrumentalities which are backed by the full faith and credit of the United States. When the Manager believes a temporary defensive approach is appropriate, the Acquired Fund may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments.

fixed income obligations.
With respect to securities issued by foreign governments, their agencies, instrumentalities, or political subdivisions, the Acquired Fund will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody’s or if unrated, have been determined to be of comparable quality. The Acquired Fund may invest up to 5% of its assets in noninvestment grade fixed income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Acquired Fund may also invest in sponsored or unsponsored ADRs or EDRs. While the Acquired Fund may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France, the Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan, and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries.

The Surviving Fund may invest up to 30% of its net assets in below-investment-grade corporate bonds (“high yield” corporate bonds).  This 30% limitation does not include high yield corporate bonds issued by emerging markets issuers. The Surviving Fund may also invest up to 50% of its net assets in securities of issuers located in emerging markets, including securities of below-investment-grade issuers.

Currency considerations carry a special risk for a portfolio of international securities. The Manager uses a purchasing power parity approach to evaluate currency risk. In this regard, the Acquired Fund may actively carry on hedging activities, and may utilize a wide range of hedging instruments, including options, futures contracts and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities.

The Surviving Fund may invest without limitation in derivatives, including futures, forwards, options, swap contracts and other derivative instruments to the extent consistent with its investment objective and applicable securities regulations. The Surviving Fund may invest in derivatives for hedging purposes (such as managing the Surviving Fund’s exposure to changes in securities prices and foreign currencies or adjusting the Surviving Fund’s exposure to certain markets) and for non-hedging purposes (such as attempting to generate additional returns for the Surviving Fund or managing the Surviving Fund’s cash position).

It is anticipated that the average weighted maturity of the Acquired Fund will be in the 5- to 10-year range. If the Manager anticipates a declining interest rate environment, the average weighted maturity may be extended beyond 10 years. Conversely, if the Manager anticipates a rising rate environment, the average weighted maturity may be shortened to less than 5 years.
The Surviving Fund may invest in debt securities having short, intermediate or long maturities.

Fees and Expenses.
The following table sets forth: (i) the fees and expenses of The International Fixed Income Portfolio as of March 1, 2011; and (ii) the estimated fees and expenses of the Class A Shares of the Delaware International Bond Fund on a pro forma basis after giving effect to the Reorganization, based on pro-forma combined assets as of October 31, 2010.  (The fees and expenses for the Surviving Fund are not shown because it had not commenced operations as of the date of this Prospectus/Information Statement.)

Annual Fund Operating Expenses

	The International Fixed Income Portfolio	Pro Forma –Delaware International Bond Fund (Class A shares) after reorganization
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none	4.50%
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%	0.65%
Distribution and service (12b-1) fees	none	0.30%
Other expenses	0.31%	1.45%1
Total annual fund operating expenses	0.81%	2.40%
Fee waivers and expense reimbursements	(0.21%)2	(1.30%)3
Total annual fund operating expenses after fee waivers and expense reimbursements	0.60%	1.10%

1 "Other expenses” are based on estimates for the current fiscal year.
2 The Acquired Fund’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.60% of the Acquired Fund’s average daily net assets from February 28, 2011 through February 28, 2012. These waivers and reimbursements may only be terminated by agreement of the Manager and the Acquired Fund.
3 The Surviving Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan and certain non-routine expenses) in order to prevent annual fund operating expenses from exceeding, in an aggregate amount, 0.85% of the Surviving Fund’s average daily net assets from July 15, 2011 through July 28, 2012.  In addition, the Surviving Fund’s distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class A shares’ 12b-1 fee for the Surviving Fund from July 15, 2011 through July 28, 2012 to no more than 0.25% of average daily net assets.  These waivers and reimbursements may only be terminated by agreement of the Manager or Distributor, as applicable, and the Surviving Fund.

Expense Examples.
The following Expense Examples are intended to help you compare the cost of investing in the Delaware International Bond Fund with the cost of investing in The International Fixed Income Portfolio.  Each Example assumes that you invest $10,000 in each Fund for the time period indicated and then redeem all of your shares at the end of those periods.  Each Example also assumes that your investment has a 5% return each year.  These are examples only, and do not represent future expenses, which may be greater or less than those shown below.

	1 Year	3 Years	5 Years	10 Years

The International Fixed Income Portfolio	$61	$238	$429	$982

Pro Forma – Delaware International Bond Fund after Reorganization1	$557	$1,046	$1,560	$2,968

1
The pro forma expense example shown above does not reflect the waiver of the Class A Shares front-end sales load for Acquired Fund shareholders who will receive Surviving Fund shares in connection with the Reorganization.  If the pro forma expense example reflected the waiver of the Class A Shares front-end sales load for Acquired Fund shareholders, the 1 year, 3 years, 5 years, and 10 years expenses would be as follows:  $112; $624; $1,163; and $2,637, respectively.

The projected post-Reorganization pro forma Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions.  Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses will be achieved because expenses depend on a variety of factors, including the future level of the Surviving Fund’s assets, many of which are beyond the control of the Surviving Fund, and the Manager.

Comparison of Sales Load and Distribution Arrangements.
The Acquired Fund offers one class of shares that does not charge a front-end sales load at the time of purchase or a contingent-deferred sales load at the time of redemption.  The Acquired Fund has not adopted a plan pursuant to Rule 12b-1.

The Surviving Fund offers three classes of shares:  Class A, Class C, and Institutional Class.  The Surviving Fund’s Class A Shares charge a front-end load of 4.50% at the time of purchase.  This load will be waived for the Acquired Fund shareholders who receive Class A Shares of the Surviving Fund in connection with the Reorganization.  The front-end sales load applicable to Class A Shares of the Surviving Fund will not be charged for the shares received in the Reorganization or for future purchases of shares of the Surviving Fund made by shareholders of the Acquired Fund.

The Surviving Fund’s Class C Shares do not charge front-end or contingent deferred sales loads (“CDSCs”).  The Surviving Fund’s Class A and Class C Shares have each adopted plans pursuant to Rule 12b-1 under the 1940 Act.  Pursuant to the plans, the Class A and Class C Shares of the Surviving Fund may pay certain third parties fees at an annual rate of up to 0.25% and 1.00%, respectively, of their average daily net assets for the provision of distribution and/or shareholder support services.  The Surviving Fund’s Institutional Class Shares do not charge front-end or CDSCs, and have not adopted a plan pursuant to Rule 12b-1.

Comparison of Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions and Pricing.
Procedures for purchasing and selling shares of the Surviving Fund are similar to those of the Acquired Fund.  The Funds both permit shareholders to exchange Fund shares with shares of other Delaware Investments® Funds.  Under most circumstances, both Funds only permit exchanges between like classes of shares.  Shares of Acquired Fund may only be exchanged for Institutional Class Shares.

Both Funds permit the purchase of shares by wire transfer or through a financial intermediary.  In addition, the Surviving Fund permits the purchase of shares through the mail.  The Acquired Fund requires a minimum initial investment of $1 million in the aggregate across the Portfolios of Delaware Pooled Trust.  There are no minimums for subsequent investments when the aggregate minimum initial investment has been satisfied.  The Surviving Fund requires a minimum initial investment of $1,000

($2,500 for qualified retirement accounts and other types of accounts as described in the Fund’s prospectus) and $100 for subsequent share purchases.

Additionally, each Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). Each Fund’s policy is to (i) declare and pay distributions of its dividends and interest annually and (ii) distribute net short-term capital gains and net long-term gains annually although, in each case, it may do so more frequently as determined.

The Funds determine their net asset value (“NAV”) per share as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m., Eastern time).  Both Funds have adopted procedures for valuing portfolio assets.  The table below describes how each Fund prices its shares and values its portfolio securities.

Surviving Fund	Acquired Fund
Share Price.  When you buy shares, you pay the “offering price” for the shares.  The “offering price” includes any applicable sales charge, and is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria.  The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria.

Share Price. The price you pay for your shares is based on a Fund’s NAV per share.
NAV Determination.  The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

NAV Determination. The Acquired Fund’s procedures for determining its NAV are the same as the Surviving Fund.
Fair Valuation. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate their NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund value its
Fair Valuation. The Acquired Fund’s procedures for fair valuing securities are the same as the Surviving Fund.

securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Fund’s Board has delegated responsibility for valuing the Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, and which is subject to the Board’s oversight.

PRINCIPAL RISK FACTORS.

The principal risks of investments in the Acquired Fund and Surviving Fund are similar.  The following risks apply to both of the Funds:

Investment not guaranteed by the Manager or its affiliates
Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk
The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Prepayment risk
The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yield risk
The risk that high yield securities, commonly known as “junk bonds”, are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Non-diversification risk
A non-diversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a non-diversified portfolio may invest its assets in fewer issuers, the value of portfolio shares may increase or decrease more rapidly than if it were fully diversified.

Derivatives risk	Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

In addition, the Acquired Fund is subject to the following risk:

Bank loans and other indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

In addition, the Surviving Fund is subject to the following risks:

Credit risk
The risk that a bond’s issuer will be unable to make timely payments of interest and principal.  Investing in so-called “junk” or high yield bonds entails greater risk of principal loss than the risk involved in investment grade bonds.

Loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Valuation risk	The risk that a less liquid secondary market may make it more difficult for a fund to obtain precise valuations of certain securities in its portfolio.
Government and regulatory risk	The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

INFORMATION ABOUT THE REORGANIZATION

Material Features of the Plan.
The Plan sets forth the terms and conditions of the Reorganization.  Certain provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached as Appendix A to this Prospectus/Information Statement.

At the consummation of the Reorganization, which is expected to occur at the close of business on or about July 28, 2011, (the “Effective Time”), all of the assets and liabilities of the Acquired Fund will be transferred to the Surviving Fund in exchange for Class A Shares of the Surviving Fund, such that at and after the Effective Time, the assets and liabilities of the Acquired Fund will become the assets and liabilities of the Surviving Fund.  The transfer of assets by the Acquired Fund will occur at their then-current market value as determined in accordance with the Acquired Fund’s valuation procedures and shares of the Surviving Fund to be issued to the Acquired Fund shall be valued at their then-current NAV determined in accordance with the Surviving Fund’s valuation procedures.  Class A Shares of the Surviving Fund will be distributed to shareholders of the Acquired Fund in exchange for shares of the Acquired Fund.  After completion of the Reorganization, each shareholder of the Acquired Fund will own Class A Shares of the Surviving Fund equal in value to the current NAV of such shareholder’s shares of the Acquired Fund.  The front-end sales load applicable to Class A Shares of the Surviving Fund will not be charged for the shares received in the Reorganization or for future purchases of shares of the Surviving Fund made by shareholders of the Acquired Fund.  Following the completion of the Reorganization, the Acquired Fund will be liquidated and the registration of the Acquired Fund under the 1940 Act will be terminated.

The stock transfer books of Delaware Pooled Trust with respect to the Acquired Fund will be permanently closed as of the close of business on the Valuation Date, which is the day immediately preceding the Effective Time.  Redemption requests received thereafter by Delaware Pooled Trust with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Surviving Fund issued pursuant to the Plan.  If any shares of the Acquired Fund are represented by a share certificate, the certificate must be surrendered to Delaware Pooled Trust’s transfer agent for cancellation before the Surviving Fund shares issuable to the shareholder pursuant to this Plan will be issued.  Any special options relating to a shareholder’s account, other than the right to receive stock certificates evidencing ownership, in the Acquired Fund will transfer over to the Surviving Fund without the need for the shareholder to take any action.

The Reorganization is subject to a number of conditions as set forth in the Plan attached hereto as Appendix A.  Delaware Pooled Trust, by consent of its Board or an officer authorized by the Board, may waive any condition to the obligations of the Acquired Fund or the Surviving Fund under the Plan.  The Plan may be terminated, and the Reorganization abandoned, at any time prior to the Closing: (i) by mutual consent by Delaware Pooled Trust and Delaware Group Adviser Funds; (ii) by Delaware Group Adviser Funds if certain conditions have not been fulfilled, or waived by it; and (iii) by Delaware Pooled Trust if certain conditions have not been fulfilled, or waived by it.  The Plan provides further that the Plan may be amended only by mutual consent of Delaware Pooled Trust and Delaware Group Adviser Funds in writing.

The Manager has undertaken to bear and pay all expenses related to the costs of legal and audit services in connection with the Reorganization, of printing and mailing this Prospectus/Information Statement on Form N-14, and of termination the Acquired Fund, as a series of Delaware Pooled Trust, with the SEC and terminating the Acquired Fund, as a series of Delaware Pooled Trust, under Delaware law.

Reasons For Reorganization.
Based on the considerations described below, the Boards, including the trustees who are deemed to be independent trustees (each an “Independent Trustee” and collectively, the “Independent Trustees”) under the 1940 Act, on behalf of the Acquired Fund and the Surviving Fund, have determined that the Reorganization would be in the best interests of the Acquired Fund and the Surviving Fund, and that the interests of the Acquired Fund’s and Surviving Fund’s existing shareholders would not be diluted as a result of the Reorganization.

At a meeting held on November 17, 2010, the Acquired Fund’s Board considered the Reorganization.  In considering the Reorganization, the Board received information from representatives of Delaware Group Adviser Funds with data and analysis regarding the proposed Reorganization.  In making this determination, the Boards considered a number of factors, including the following:

•	The investment objectives, strategies, and risks of the Acquired Fund and the Surviving Fund are similar;
•	Effective June 1, 2011, the Surviving Fund’s portfolio managers would also serve as the portfolio managers for the Acquired Fund;
•	The limited future prospects of the Acquired Fund if the Reorganization were not effected, including the Acquired Fund’s continuing viability as a series of Delaware Pooled Trust;
•	The Acquired Fund’s lack of scale and difficulty in attracting significant assets;
•	Greater opportunities in the retail bond market for the Surviving Fund to invest in as compared with the Acquired Fund’s potential investments;
•	The Reorganization is intended to be tax-free for federal income tax purposes for shareholders of the Acquired Fund; and
•	The Acquired Fund’s shareholders will not bear any costs of the Reorganization.

In deciding whether to recommend approval of the Reorganization, the Boards also considered the written and oral presentations explaining the rationale for proposing the Reorganization and reviewed: a comparison of the investment objectives, strategies and policies of the Acquired and Surviving Funds; the comparative fee structure for the two Funds; the specific terms of the Reorganization; the proposed plans for the ongoing management, distribution and operation of the Surviving Fund; the impact of the Reorganization on the Acquired Fund’s sole shareholder; and the viability of the Acquired Fund as a series of a registrant that generally offers its shares to high net-worth individuals, endowments, foundations and pension plans and which also offers another international fixed income portfolio.  Further, the Board acknowledged that all expenses relating to the Reorganization would be borne by the Manager.

With respect to the Reorganization, independent legal counsel advised the Independent Trustees of the findings that would need to be made by the Boards under Rule 17a-8 under the 1940 Act to approve a merger of affiliated funds.  The Independent Trustees noted the representation by DMC that there would be no dilutive effect upon the shareholders of the Funds.  In considering approval of the agreements and the Reorganization, the Independent Trustees did not identify any single factor or group of factors as controlling or dispositive, and considered all factors together. The Independent Trustees reported that they had considered the above-mentioned factors and reached the following conclusions with respect to their recommendations to the Boards.

The Boards approved the Plan, concluding that the Reorganization is in the best interests of the Acquired Fund and the Surviving Fund and that no dilution of value would result to the shareholders of either Fund from the Reorganization.  The Board of Delaware Pooled Trust then decided to recommend that shareholder of the Acquired Fund vote to approve the Reorganization. The Boards approving the Plan and making the foregoing determinations included all of the Independent Trustees.

Federal Income Tax Consequences.
The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code.  Based on certain assumptions made and representations to be made on behalf of the Acquired Fund and the Surviving Fund, it is expected that Stradley Ronon Stevens & Young, LLP will provide a legal opinion to the effect that, for federal income tax purposes:(i) shareholders of the Acquired Fund more likely than not will recognize no gain or loss as a result of the exchange of their shares of the Acquired Fund for shares of the Surviving Fund; (ii) no gain or loss more likely than not will be recognized by the Acquired Fund (a) upon the transfer of its assets to the Surviving Fund in exchange for the Surviving Fund shares and the assumption by the Surviving Fund of the liabilities of the Acquired Fund or (b) upon the distribution of the Surviving Fund shares by the Acquired Fund to its shareholders in liquidation, as contemplated in the Plan; (iii) neither the Surviving Fund nor its shareholders will recognize any gain or loss upon receipt of the assets of the Acquired Fund; and (iv) the holding period and aggregate tax basis for Surviving Fund shares that are received by the Acquired Fund shareholder more likely than not will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder.

Neither Delaware Pooled Trust nor Delaware Group Adviser Funds has sought a tax ruling from the Internal Revenue Service (“IRS”).  The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position.

General Limitation on Capital Losses. Capital losses realized in taxable years beginning on or before December 22, 2010 can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains.  However, capital losses are subject to an annual limitation if there is a more than 50% “change in ownership” of a fund.  If, as is anticipated, at the time of the Closing of the Reorganization the Surviving Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the Acquired Fund as a result of the Reorganization.  However, the capital losses of the Surviving Fund, as the successor in interest to the Acquired Fund, may subsequently become subject to an annual limitation as a result of sales of Surviving Fund shares or other reorganization transactions in which the Surviving Fund might engage post-Reorganization.  As of October 31, 2010, the Acquired Fund had capital loss carry-forwards of $351,036.

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganization, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period for shares for federal income tax purposes.  You should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances.  You should also consult your tax advisor about the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

Shareholder Rights, Description of the Securities to be Issued.
The Acquired Fund is organized as a series of Delaware Pooled Trust and the Surviving Fund is organized as a series of Delaware Group Adviser Funds, each of which is a Delaware statutory trust. In addition, the Trusts’ governing instruments, including the declarations of trust and bylaws, are identical.  As a result, there are no material differences between the rights of shareholders under the governing state laws of the Acquired Fund and the Surviving Fund.  Each Fund is authorized to issue an unlimited number of shares of beneficial interest.  The shares of the Acquired Fund shares have no par value while the shares of the Surviving Fund have a par value of $0.01 per share.  The operations of the Acquired Fund and the Surviving Fund are governed by their trust documents; by-laws; and the laws of Delaware.  Each Fund must also adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

The Funds are governed by the same Board of Trustees.  The composition of the Trusts’ Boards of Trustees are identical, both in terms of membership and the number of independent Trustees.  Both Funds indemnify their respective Trustees and officers against liabilities and expenses incurred in connection with their proceedings relating to their positions with the Funds, except if the trustee or officer would otherwise be subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Under the Funds’ declaration of trust, each Fund’s shareholders shall have power to vote only (i) for the election of Trustees, including the filling of any vacancies in the Board of Trustees; (ii) with respect to such additional matters relating to the Trusts as may be required by this declaration of trust, the by-laws, the 1940 Act or any registration statement of the Trusts filed with the Commission; and (iii) on such other matters as the Board of Trustees may consider necessary or desirable.

Neither Fund is required to hold an annual shareholder meeting.  A special meeting of the Funds may be called by the Board of Trustees at any time.  If a shareholder meeting is held, the Funds have identical notice, quorum, and voting requirements.  Both Funds typically require a majority vote of the shares present to decide any questions related to a particular matter, except a plurality shall elect a trustee.

Capitalization.
The capitalization table, as of May 10, 2011, sets forth the capitalization of the Surviving Fund, and the estimated capitalization of the Surviving Fund as adjusted to give effect to the proposed Reorganization.  The Surviving Fund has not yet commenced operations but will do so at the time the Reorganization.  The following are examples of the number of shares of the Surviving Fund that would have been exchanged for the shares of the Acquired Fund if the Reorganization had been consummated on May 10, 2011 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs.  Each shareholder of the Acquired Fund will receive the number of full and fractional shares of the Surviving Fund equal in value to the value (as of the last Valuation Date) of the shares of the Acquired Fund.  The Surviving Fund is a new fund, without assets or liabilities, and is being created solely for the purpose of acquiring the assets and liabilities of the Acquired Fund.  The Acquired Fund will be the accounting survivor for financial statement purposes.

	The International Fixed Income Portfolio (unaudited)*	Pro Forma – Delaware International Bond Fund after Reorganization (estimated)

Net assets (millions)	$21.531	$21.531
Total shares outstanding	1,838,837	1,838,837
Net asset value per share	$11.71	$11.71

* As of May 10, 2011.

This information is for informational purposes only.  There is no assurance that the Reorganization will be consummated.  Moreover, if consummated, the capitalization of the Acquired Fund and the Surviving Fund is likely to be different at the Effective Time as a result of daily share purchase and redemption activity in the Acquired Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Surviving Fund that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE
SURVIVING FUND AND THE ACQUIRED FUND

Comparison of Portfolio Management.
The Funds are both managed by the same team of portfolio managers comprised of Paul Grillo, Graham McDevitt, and Laura A Ostrander.  Prior to June 1, 2011, the Acquired Fund was managed by a team of portfolio managers from its former sub-adviser, Mondrian Investment Partners Limited.

Comparison of Fundamental Investment Policies.
The fundamental investment restrictions of the Acquired Fund and the Surviving Fund are identical.  The following table describes such fundamental investment restrictions:

Fundamental Investment Restrictions
Borrowing	A Fund will not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.
Senior Securities
A Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Underwriting
A Fund will not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

Real Estate
A Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
Commodities
A Fund will not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Loans
A Fund will not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

Concentration
A Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or in tax-exempt obligations or certificates of deposit. The Fund may, from time to time, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers within various industries or industry groupings.

Performance Information.
The Surviving Fund will not commence investment operations until the closing of the Reorganization, and therefore does not have any performance information to disclose.  It is expected that as a result of the Reorganization, the Surviving Fund will succeed to the performance and financial history of the Acquired Fund.

*           *           *

More information about the Acquired Fund and the Surviving Fund is included in: (i) the Acquired Fund’s Prospectus dated March 1, 2011 (as it may be amended), which is incorporated by reference herein and considered a part of this Prospectus/Information Statement; (ii) the Statement of Additional Information dated March 1, 2011 (as it may be amended) relating to the Acquired Fund’s Prospectus (iii) the Surviving Fund’s Prospectus dated July 15, 2011, which accompanies this Prospectus/Information Statement and is incorporated by reference and considered a part of this Prospectus/Information Statement; (iv) the Statement of Additional Information dated July 15, 2011 relating to the Surviving Fund’s Prospectus; and (v) the Statement of Additional Information dated July 20, 2011 relating to this Prospectus/Information Statement, which is incorporated by reference herein.

You may request free copies of the Acquired Fund’s Prospectus or Statement of Additional Information (including any supplement), by calling toll-free at 800 231-8002, or you may write to Delaware Pooled Trust at the address listed on the cover of this Prospectus/Information Statement.  In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at www.sec.gov.

This Prospectus/Information Statement, which constitutes part of a Registration Statement filed by Delaware Group Adviser Funds with the SEC under the 1933 Act omits certain information contained in such Registration Statement.  Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Surviving Fund and the shares offered.  Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.  You may review and copy these documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202 551-8090).  You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to:  Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.  You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

PRINCIPAL SHAREHOLDERS

As of March 31, 2011, the officers and Trustees of the Acquired Fund as a group owned or controlled less than 1% of the Fund.  As of May 31, 2011, the following shareholders owned, of record, or to the knowledge of the Acquired Fund, beneficially, 5% or more of the outstanding shares of the Acquired Fund.

Name and Address of Record or Beneficial Owner	Percentage of Acquired Fund
Macquarie Affiliated Managers, Inc. c/o Corporation Trust Company 1209 Orange Street Wilmington, Delaware 19801	100%

ADDITIONAL INFORMATION

Investment Adviser.  Delaware Management Company, a series of Delaware Management Business Trust (the “Manager”), serves as the investment manager for the Funds.  Macquarie Group Ltd is the ultimate parent company of the Manager.

Mondrian Investment Partners Ltd. was terminated as the Acquired Fund’s sub-adviser effective as of the close of business on May 31, 2011. The Surviving Fund’s sub-adviser, Macquarie Investment Management Limited (“MIML”), is an indirect subsidiary of Macquarie, and is an affiliate of the Manager.  MIML manages the Surviving Fund’s exposure to foreign currency.  For its services to the Fund, MIML is entitled to an annual fee of the greater of 0.08% of the Fund’s average daily net assets or $1,000.

            The Manager makes investment decisions for the Funds, oversees each Fund’s sub-adviser, manages the Funds’ business affairs, and provides daily administrative services.  For its services to the Acquired Fund, the Manager was paid an aggregate fee, net of fee waivers, of 0.29% of average daily net assets during the last fiscal year. For its services to the Surviving Fund, the Manager is entitled to be paid a fee of:

0.65% of average daily net assets on the first $500 million;
0.60% of average daily net assets on the next $500 million;
0.55% of average daily net assets on the next $1.5 billion; and
0.50% of average daily net assets in excess of $2.5 billion.

Because the Surviving Fund had not yet commenced operations as of the date of this Prospectus/Information Statement, it has not issued an annual or semiannual shareholder report.  Consequently, a discussion of the basis for the Board’s approval of the Fund’s investment advisory contract will be available in a future shareholder report.

Principal Underwriter.  Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds. Delaware Distributors, L.P. (“DDLP”), 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Distributor of the shares of the Funds. Under its Distribution Agreements with the Funds, DDLP sells shares of the Funds upon the terms and at the current offering price described in the Funds’ Prospectus. DDLP is not obligated to sell any certain number of shares of the Trust. DDLP is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. (“DMHI”), which, in turn, is an indirect, wholly owned subsidiary of Macquarie.

Fund Accountants.  The Bank of New York Mellon Bank (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DSC provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pay DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC under the service agreements described above will be allocated among all Delaware Investments® Funds, including the Funds, on a relative NAV basis.

Transfer Agent. Delaware Service Company, Inc. (“DSC”), an affiliate of Delaware and an indirect, wholly owned subsidiary of DMHI and Macquarie, provides the Trusts with administrative services pursuant to an Amended and Restated Shareholder Services Agreement with the Trusts on behalf of the Funds. The services provided under the Amended and Restated Shareholder Services Agreement are subject to the supervision of the officers and trustees of the Trusts, and include day-to-day administration of matters related to the legal existence of the Trusts, maintenance of their records, preparation of reports, supervision of each Trust’s arrangements with its custodian bank, and assistance in the preparation of the Trusts’ registration statements under Federal and State laws. The Amended and Restated Shareholder Services Agreement also provides that DSC will provide the Trusts with dividend disbursing and transfer agent services. DSC is located at 2005 Market Street, Philadelphia, PA 19103-7094. For its services under the Amended and Restated Shareholder Services Agreement, each Trust pays DSC an annual asset-based fee, payable monthly, and allocated among the Funds based on the relative percentage of assets of each Fund.

Custodians.  BNY Mellon also serves as the custodian of the Funds’ securities and cash.  As the Funds’ custodian, BNY Mellon maintains a separate account or accounts for the Funds; receives, holds, and releases portfolio securities on account of the Funds; receives and disburses money on behalf of the Funds; and collects and receives income and other payments and distributions on account of the Funds’ portfolio securities.  BNY Mellon also serves as the Funds’ custodian for their investments in foreign securities.

Auditors.  PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, PA 19103-7091, serves as the independent registered public accounting firm to both the Acquired Fund and the Surviving Fund.

FINANCIAL HIGHLIGHTS

The annual financial statements and financial highlights of the Acquired Fund for the fiscal period ended 2010 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquired Fund’s financial statements, is included in the annual report, which is available upon request by calling 800 523-1918.

Because the Surviving Fund had not commenced operations as of the date of this Prospectus/Information Statement, there are no financial statements or financial highlights available for this Fund.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”), made as of this 27th day of July 2011, by and between Delaware Group Adviser Funds, a statutory trust created under the laws of the State of Delaware, with its principal place of business at 2005 Market Street, Philadelphia, Pennsylvania 19103, on behalf of its series, Delaware International Bond Fund (“Acquiring Fund”), and Delaware Pooled Trust, a statutory trust created under the laws of the State of Delaware, with its principal place of business also at 2005 Market Street, Philadelphia, Pennsylvania 19103, on behalf of its series, The International Fixed Income Portfolio (“Acquired Fund”). Delaware Management Company, a series of Delaware Management Business Trust, joins this Agreement solely for purposes of Sections 10 and 13(b).

PLAN OF REORGANIZATION

The reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) will consist of: (i) the acquisition by Delaware Group Adviser Funds, on behalf of the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of beneficial interest, with no par value, of the Acquiring Fund; (ii) the assumption by Delaware Group Adviser Funds, on behalf of the Acquiring Fund, of all of the liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iv) the dissolution of the Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof and hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.  The Acquiring Fund will be a shell series, without assets or liabilities, created for the purpose of acquiring the assets and liabilities of the Acquired Fund.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	Sale and Transfer of Assets, Liquidation, and Dissolution of Acquired Fund

(a)           Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Delaware Group Adviser Funds herein contained, and in consideration of the delivery by Delaware Group Adviser Funds of the number of its shares of beneficial interest of Acquiring Fund hereinafter provided, Delaware Pooled Trust, on behalf of Acquired Fund, agrees that it will sell, convey, transfer and deliver to Delaware Group Adviser Funds, on behalf of the Acquiring Fund, at the Closing, all of the then-existing assets of the Acquired Fund (the “Assets”).  In consideration thereof, the Acquiring Trust agrees at the Closing (i) that the Acquiring Fund shall assume and pay when due all obligations and liabilities of the Acquired Fund existing on or after the Closing, whether absolute, accrued, contingent or otherwise (but not including fees and expenses in connection with this Agreement to be paid by persons as provided in Section 10 hereof) (collectively, the “Liabilities”); and (ii) that Delaware Group Adviser Funds shall deliver to Delaware Pooled Trust, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, with no par value per share, of the Acquiring Fund equal in number to the number of full and fractional shares of beneficial interest, with no par value, of the Acquired Fund outstanding at the time of calculation of the Acquired Fund’s net asset value (“NAV”) as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof and hereinafter called the “Valuation Date”), which shall be the business day immediately preceding the Closing.

 (b)           Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Delaware Pooled Trust on behalf of Acquired Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Delaware Group Adviser Funds agrees at the Closing to deliver to Delaware Pooled Trust, on behalf of Acquired Fund, the number of Acquiring Fund shares determined by dividing the net asset value per share of Acquired Fund shares as of the Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund shares as of Close of Business on the Valuation Date.  All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c)           As soon as practicable following the Closing, Delaware Pooled Trust shall dissolve Acquired Fund and distribute pro rata to Acquired Fund’s shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of Acquiring Fund received by Acquired Fund pursuant to this Section 1.  Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of Acquiring Fund in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of Acquired Fund as of the Close of Business on the Valuation Date.  Fractional shares of beneficial interest of Acquiring Fund shall be carried to the third decimal place.  No certificates representing shares of beneficial interest of Acquiring Fund will be issued to shareholders of Acquired Fund shares irrespective of whether such shareholders hold their shares in certificated form.

(d)           At the Closing, each outstanding certificate that, prior to Closing, represented shares of beneficial interest of Acquired Fund, shall be cancelled and shall no longer evidence ownership thereof.

(e)           At the Closing, each shareholder of record of Acquired Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of Acquired Fund that such person had on such Distribution Record Date.

2.	Valuation

(a)           The value of Acquired Fund’s Net Assets to be acquired by Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in Acquired Fund’s currently effective prospectus and statement of additional information.

(b)           The net asset value of Acquiring Fund shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in Acquiring Fund’s currently effective prospectus and statement of additional information.

(c)           The net asset value of Acquired Fund shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in Acquired Fund’s currently effective prospectus and statement of additional information.

3.           Closing and Valuation Date

The Valuation Date shall be July 27, 2011, or such later date as the parties may mutually agree.  The Closing shall take place at the principal office of Delaware Group Adviser Funds, 2005 Market Street, Philadelphia, Pennsylvania 19103 at approximately 4:00 pm Eastern Time, on the first business day following the Valuation Date.  Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of Delaware Group Adviser Funds or Delaware Pooled Trust, accurate appraisal of the value of the net assets of Acquired Fund or Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of Acquired Fund and Acquiring Fund is practicable in the judgment of Delaware Group Adviser Funds and Delaware Pooled Trust.  Delaware Pooled Trust shall have provided for delivery as of the Closing of those Net Assets of Acquired Fund to be transferred to Delaware Group Adviser Funds’ Custodian, The Bank of New York Mellon, One Wall Street, New York, New York 10286.  Also, Delaware Pooled Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of its Acquired Fund shares, and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief.  Delaware Group Adviser Funds shall provide evidence satisfactory to Delaware Pooled Trust in such manner as Delaware Pooled Trust may reasonably request that such shares of beneficial interest of Acquiring Fund have been registered in an open account on the books of Acquiring Fund.

4.	Representations and Warranties by Delaware Pooled Trust

Delaware Pooled Trust represents and warrants to Delaware Group Adviser Funds that:

(a)           Delaware Pooled Trust was originally organized as a Maryland corporation on May 31, 1991 and was subsequently reorganized as a Delaware statutory trust on December 15, 1999, and is validly existing and in good standing under the laws of the State of Delaware.  Delaware Pooled Trust, of which Acquired Fund is a separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

(b)           Delaware Pooled Trust is authorized to issue an unlimited number of shares of beneficial interest of Acquired Fund, with no par value.  Each outstanding share of Acquired Fund is validly issued, fully paid, and non-assessable and has full voting rights.

(c)           The financial statements appearing in Acquired Fund’s Annual Report to

Shareholders for the fiscal year ended October 31, 2010, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to Delaware Group Adviser Funds, and any unaudited financial statements since that date, copies of which may be furnished to Delaware Group Adviser Funds, fairly present the financial position of Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(d)           The books and records of Acquired Fund, including FIN 48 work papers and supporting statements, made available to Delaware Group Adviser Funds and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquired Fund.

(e)           The statement of assets and liabilities to be furnished by Delaware Pooled Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(f)           At the Closing, Delaware Pooled Trust, on behalf of Acquired Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(g)           Delaware Pooled Trust has the necessary trust power and trust authority to conduct its business and the business of Acquired Fund as such businesses are now being conducted.

(h)           Delaware Pooled Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, Amended and Restated By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

(i)           Delaware Pooled Trust has full trust power and trust authority to enter into and perform its obligations under this Agreement, subject to approval of this Agreement by Acquired Fund’s shareholders.  Except as provided in the immediately preceding sentence, the execution, delivery, and performance of this Agreement have been validly authorized, and this Agreement constitutes its legal, valid, and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

(j)           Neither Delaware Pooled Trust nor Acquired Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”).

(k)           Delaware Pooled Trust does not have any unamortized or unpaid organizational fees or expenses.  There is no inter-corporate indebtedness existing between Acquired Fund and Acquiring Fund that was issued, acquired, or will be settled at a discount.

(l)           Delaware Pooled Trust has elected to treat Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code and Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code.  Acquired Fund has qualified as a RIC for each taxable year since its inception, will qualify as a RIC as of the Closing and consummation of the transactions contemplated by the Agreement will not cause it to fail to be qualified as a RIC as of the Closing.  Acquired Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply.

(m)           On the date of Closing, all material Returns (as defined below) of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To the Acquired Fund’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquired Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquired Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.  As used in this Agreement, “Tax” or “Taxes” means (i) any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax.  “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

5.           Representations and Warranties by Delaware Group Adviser Funds

Delaware Group Adviser Funds represents and warrants to Delaware Pooled Trust that:

(a)           Delaware Group Adviser Funds was originally organized as a Maryland corporation on August 10, 1993 and was subsequently reorganized as a Delaware statutory trust on November 23, 1999, and is validly existing and in good standing under the laws of the State of Delaware.  Delaware Group Adviser Funds, of which Acquiring Fund is a separate series of shares, is duly registered under the 1940 Act as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

(b)           Delaware Group Adviser Funds is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquiring Fund.  Each outstanding share of Acquiring Fund is fully paid and non-assessable and has full voting rights.  The shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, and non-assessable and have full voting rights.

(c)           At the Closing, shares of beneficial interest of Acquiring Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which shares of Acquired Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

(d)           Acquiring Fund is, and will be at the time of Closing, a shell series, without assets or liabilities, created for the purpose of acquiring the Net Assets and Liabilities of Acquired Fund.

(e)           Delaware Group Adviser Funds has the necessary trust power and trust authority to conduct its business and the business of Acquiring Fund as such businesses are now being conducted.

(f)           Delaware Group Adviser Funds is not a party to or obligated under any provision of its Agreement and Declaration of Trust, Amended and Restated By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

(g)           Delaware Group Adviser Funds has full trust power and trust authority to enter into and perform its obligations under this Agreement.  The execution, delivery, and performance of this Agreement have been validly authorized, and this Agreement constitutes its legal, valid, and binding obligation enforceable against it in accordance with its terms, subject, as to enforcement, to the effect of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

(h)           Neither Delaware Group Adviser Funds nor Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i)           The books and records of Acquiring Fund made available to Delaware Pooled Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquiring Fund.

(j)           Delaware Group Adviser Funds intends to elect to treat the Acquiring Fund as a regulated investment company under Subchapter M of the Code and Acquiring Fund is a fund that is treated as a separate corporation under Section 851(g) of the Code.  The Acquiring Fund will satisfy the requirements of Part I of Subchapter M of the Code to maintain qualification as a regulated investment company for its current taxable.  The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

6.	Representations and Warranties by Delaware Pooled Trust and Delaware Group Adviser Funds

Delaware Pooled Trust and Delaware Group Adviser Funds each represents and warrants to the other that:

(a)           Except as discussed in its currently effective prospectus, there are no legal, administrative, or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement.  It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(b)           There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(c)           All information provided to Delaware Pooled Trust by Delaware Group Adviser Funds, and by Delaware Pooled Trust to Delaware Group Adviser Funds, for inclusion in, or transmittal with, the Prospectus/Information Statement with respect to this Agreement pursuant to which approval of Acquired Fund’s shareholders will be sought, shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(d)           Except in the case of Delaware Pooled Trust with respect to the approval of Acquired Fund’s shareholders of this Agreement, no consent, approval, authorization, or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	Covenants of Delaware Pooled Trust

(a)           Delaware Pooled Trust covenants to operate the business of Acquired Fund as presently conducted between the date hereof and the Closing.

(b)           Delaware Pooled Trust undertakes that Acquired Fund will not acquire the shares of beneficial interest of Acquiring Fund for the purpose of making distributions thereof other than to Acquired Fund’s shareholders.

(c)           Delaware Pooled Trust covenants that by the Closing, all of Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)           If reasonably requested by the Acquiring Fund in writing, Delaware Pooled Trust will at the Closing provide Delaware Group Adviser Funds with:

(1)           A statement of the respective tax basis of all investments to be transferred by Acquired Fund to Acquiring Fund.

(2)           A copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address, and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices, or records on file with Acquired Fund with respect to each shareholder, for all of the shareholders of record of Acquired Fund as of the Close of Business on the Valuation Date, who are to become holders of Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement.

(3)           All FIN 48 work papers and supporting statements pertaining to Acquired Fund.

(e)           The Board of Trustees of Delaware Pooled Trust shall take all actions reasonably necessary to obtain the approval from the Acquired Fund’s shareholders of the transactions contemplated therein.  The Board of Trustees of Delaware Pooled Trust shall cause to be prepared, filed with the United

States Securities and Exchange Commission (the “Commission”), and mailed to each shareholder of record of the Acquired Fund, a Prospectus/Information Statement on Form N-14 under the 1933 Act (the “Registration Statement”) that complies in all material respects with the applicable provisions of the 1940 Act and the 1934 Act, and the respective rules and regulations thereunder.

(f)           Delaware Pooled Trust shall supply to Delaware Group Adviser Funds at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.

(g)           As promptly as practicable, but in any case within sixty days after the date of Closing, Acquired Fund shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement of the earnings and profits of Acquired Fund for federal income tax purposes that will be carried over by Acquiring Fund as a result of Section 381 of the Code.

8.           Covenants of Delaware Group Adviser Funds

(a)           Delaware Group Adviser Funds covenants that the shares of beneficial interest of Acquiring Fund to be issued and delivered to Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights created pursuant to this Agreement.

(b)           Delaware Group Adviser Funds covenants to operate the business of Acquiring Fund as presently conducted between the date hereof and the Closing.

(c)           Delaware Group Adviser Funds shall have filed with the Commission the Registration Statement, relating to the shares of beneficial interest of Acquiring Fund issuable hereunder, and shall have used its best efforts to provide that such Registration Statement becomes effective as promptly as practicable.  At the time such Registration Statement becomes effective, it (i) complied in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the time the Registration Statement becomes effective and at the Closing, the prospectus and statement of additional information included in the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

9.	Conditions Precedent to be Fulfilled by Delaware Pooled Trust and Delaware Group Adviser Funds

The obligations of Delaware Pooled Trust and Delaware Group Adviser Funds to effectuate this Agreement and the Reorganization hereunder shall be subject to the following respective conditions:

(a)           That (1) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

(b)           That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the Board of Trustees on behalf of the other party, certified by the Secretary or equivalent officer.

(c)           That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative, or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d)           That this Agreement, the Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of Acquired Fund.

(e)           Unless the Acquiring Fund provides an opinion of counsel that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, that Acquired Fund shall have declared a distribution or distributions on or prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of Acquired Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date (in each case determined without regard to any deductions for dividends paid); (ii) all of Acquired Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such short taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of the Acquired Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year prior to the Closing Date and at least 90 percent of such net tax-exempt income for such short taxable year;

(f)      That all required consents of other parties and all other consents, orders, and permits of federal, state, and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve risk of material adverse effect on the assets and properties of Acquired Fund or Acquiring Fund.

(g)           That prior to or at the Closing, Delaware Pooled Trust and Delaware Group Adviser Funds shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, this Agreement, and in accordance with customary representations provided by Delaware Pooled Trust and Delaware Group Adviser Funds with regard to matters of fact in certificates delivered to SRSY:

(1)           The acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund in exchange solely for Acquiring Fund shares to be issued pursuant to Section 1 hereof, and the assumption by Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund shares in complete liquidation of Acquired Fund more likely than not will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Acquiring Fund and Acquired Fund each more likely than not will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2)           The Acquired Fund more likely than not will recognize no gain or loss upon the transfer of substantially all of its assets to, and assumption of its liabilities by, Acquiring Fund in exchange solely for the voting shares of Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 361(a) and Section 357(a) of the Code;

(3)           No gain or loss will be recognized by Acquiring Fund upon the receipt by it of substantially all of the assets of Acquired Fund in exchange solely for the voting shares of Acquiring Fund (to be issued in accordance with Section 1 hereof) and the assumption of the liabilities of Acquired Fund under Section 1032(a) of the Code;

(4)           Acquired Fund more likely than not will recognize no gain or loss upon the distribution of Acquiring Fund shares to Acquired Fund shareholders in accordance with Section 1 hereof in liquidation of Acquired Fund under Section 361(c)(1) of the Code;

(5)           The tax basis of the assets of Acquired Fund received by Acquiring Fund more likely than not will be the same as the tax basis of such assets to Acquired Fund immediately prior to the exchange under Section 362(b) of the Code;

(6)           The holding period of the assets of Acquired Fund received by Acquiring Fund more likely than not will include the period during which such assets were held by Acquired Fund under Section 1223(2) of the Code;

(7)           The shareholders of Acquired Fund more likely than not will recognize no gain or loss upon the exchange of their shares in Acquired Fund solely for the voting shares (including fractional shares to which they may be entitled) of Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 354(a) of the Code;

(8)           The aggregate tax basis of Acquiring Fund shares received by Acquired Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) more likely than not will be the same as the aggregate tax basis of the shares of Acquired Fund exchanged therefor under Section 358(a)(1) of the Code;

(9)           The holding period of Acquiring Fund’s shares received by Acquired Fund’s shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) more likely than not will include the holding period of Acquired Fund’s shares surrendered in exchange therefor, provided that Acquired Fund shares were held as a capital asset on the date of the Reorganization under Section 1223(l) of the Code; and

(10)           For purposes of Section 381 of the Code, either: (i) the Acquiring Fund more likely than not will succeed to and take into account as of the date of the transfer, as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Acquired

Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder; or (ii) the Acquiring Fund more likely than not will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of Acquired Fund described in Section 381(c) of the Code as if there had been no Reorganization.

(h)           That Delaware Group Adviser Funds shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to Delaware Pooled Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(1)           Delaware Pooled Trust was originally organized as a Maryland corporation on May 31, 1991 and was subsequently reorganized as a Delaware statutory trust on December 15, 1999, and is validly existing and in good standing under the laws of the State of Delaware;

(2)           Delaware Pooled Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquired Fund;

(3)           Delaware Pooled Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

(4)           Except as disclosed in Acquired Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Delaware Pooled Trust, the unfavorable outcome of which would materially and adversely affect Delaware Pooled Trust or Acquired Fund;

(5)           To such counsel’s knowledge, no consent, approval, authorization, or order of any court, governmental authority, or agency is required for the consummation by Delaware Pooled Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

(6)           Neither the execution, delivery, nor performance of this Agreement by Delaware Pooled Trust violates any provision of its Agreement and Declaration of Trust, its Amended and Restated By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which Delaware Pooled Trust is a party or by which Delaware Pooled Trust is otherwise bound; and

(7)           This Agreement has been validly authorized and executed by Delaware Pooled Trust and represents the legal, valid, and binding obligation of Delaware Pooled Trust and is enforceable against Delaware Pooled Trust in accordance with its terms.

In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of Delaware Pooled Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Delaware Pooled Trust.

(i)           That Delaware Pooled Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to Delaware Group Adviser Funds, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(1)           Delaware Group Adviser Funds was originally organized as a Maryland corporation on August 10, 1993 and was subsequently reorganized as a Delaware statutory trust on November 23, 1999, and is validly existing and in good standing under the laws of the State of Delaware;

(2)           Delaware Group Adviser Funds is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquiring Fund;

(3)           Delaware Group Adviser Funds is an open-end investment company of the management type registered as such under the 1940 Act;

(4)           Except as disclosed in Acquiring Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Delaware Group Adviser Funds, the unfavorable outcome of which would materially and adversely affect Delaware Group Adviser Funds or Acquiring Fund;

(5)           The shares of beneficial interest of Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by Delaware Group Adviser Funds or Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Agreement;

(6)           To such counsel’s knowledge, no consent, approval, authorization, or order of any court, governmental authority, or agency is required for the consummation by Delaware Group Adviser Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

(7)           Neither the execution, delivery, nor performance of this Agreement by Delaware Group Adviser Funds violates any provision of its Agreement and Declaration of Trust, its Amended and Restated By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which Delaware Group Adviser Funds is a party or by which Delaware Group Adviser Funds is otherwise bound; and

(8)           This Agreement has been validly authorized and executed by Delaware Group Adviser Funds and represents the legal, valid, and binding obligation of Delaware Group Adviser Funds and is enforceable against Delaware Group Adviser Funds in accordance with its terms.

In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of Delaware Group Adviser Funds with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Delaware Group Adviser Funds.

(j)           That Delaware Group Adviser Funds’ Registration Statement with respect to the shares of beneficial interest of Acquiring Fund to be delivered to Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(k)           That the shares of beneficial interest of Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by Delaware Group Adviser Funds with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Acquired Fund shareholder.

10.           Fees and Expenses                                           The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne by Delaware Management Company, a series of Delaware Management Business Trust.

11.	Termination; Waiver; Order

(a)           Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of Acquired Fund) prior to the Closing as follows:

(1)           by mutual consent of Delaware Pooled Trust and Delaware Group Adviser Funds;

(2)           by Delaware Group Adviser Funds if any condition precedent to its obligations set forth in Section 9 has not been fulfilled by Delaware Pooled Trust or waived by Delaware Group Adviser Funds; or

(3)           by Delaware Pooled Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled by Delaware Group Adviser Funds or waived by Delaware Pooled Trust.

(b)           If the transactions contemplated by this Agreement have not been consummated by December 31, 2011, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both Delaware Pooled Trust and Delaware Group Adviser Funds.

(c)           In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Delaware Pooled Trust or Delaware Group Adviser Funds or persons who are their trustees, officers, agents, or shareholders in respect of this Agreement.

(d)           At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either Delaware Pooled Trust or Delaware Group Adviser Funds, respectively (whichever is entitled to the benefit thereof).

(e)            The respective representations, warranties, and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither Delaware Pooled Trust nor Delaware Group Adviser Funds, nor any of their officers, trustees, agents, or shareholders shall have any liability with respect to such representations or warranties after the Closing.  This provision shall not protect any officer, trustee, agent, or shareholder of Delaware Pooled Trust or Delaware Group Adviser Funds against any liability to the entity for which that officer, trustee, agent, or shareholder so acts or to its shareholders to which that officer, trustee, agent, or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)           If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of Delaware Pooled Trust or Delaware Group Adviser Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of Acquired Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

12.	Liability of Delaware Group Adviser Funds and Delaware Pooled Trust

(a)      Each party acknowledges and agrees that all obligations of Delaware Group Adviser Funds under this Agreement are binding only with respect to Acquiring Fund; that any liability of Delaware Group Adviser Funds under this Agreement with respect to Acquiring Fund, or in connection with the transactions contemplated herein with respect to Acquiring Fund, shall be discharged only out of the assets of Acquiring Fund; that no other series of Delaware Group Adviser Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither Delaware Pooled Trust nor Acquired Fund shall seek satisfaction of any such obligation or liability from the shareholders of Delaware Group Adviser Funds, the trustees, officers, employees, or agents of Delaware Group Adviser Funds, or any of them.

(b)      Each party acknowledges and agrees that all obligations of Delaware Pooled Trust under this Agreement are binding only with respect to Acquired Fund; that any liability of Delaware Pooled Trust under this Agreement with respect to Acquired Fund, or in connection with the transactions contemplated herein with respect to Acquired Fund, shall be discharged only out of the assets of Acquired Fund; that no other series of Delaware Pooled Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither Delaware Group Adviser Funds nor Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of Delaware Pooled Trust, the trustees, officers, employees, or agents of Delaware Pooled Trust, or any of them.

13.           Cooperation and Exchange of Information

Delaware Group Adviser Funds and Delaware Pooled Trust will provide each other and their respective representatives with such cooperation, assistance, and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes.  Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules, and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for all prior taxable periods.

14.	Entire Agreement and Amendments

This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for.  This Agreement may be amended only by mutual consent of the parties in writing.  Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

15.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

16.           Notices

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Delaware Pooled Trust or Delaware Group Adviser Funds at 2005 Market Street, Philadelphia, Pennsylvania  19103, Attention: Secretary.

17.           Governing Law

This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware.

18.           Effect of Facsimile Signature

A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

IN WITNESS WHEREOF, Delaware Pooled Trust and Delaware Group Adviser Funds have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

Delaware Pooled Trust, on behalf of The International Fixed Income Portfolio

By:

Name:

Title:

Delaware Group Adviser Funds, on behalf of Delaware International Bond Fund

By:

Name:

Title:

Solely for Purposes of Sections 10 and 13(b)
Delaware Management Company, a Series of Delaware Management Business Trust

By:

Name:

Title:

DELAWARE GROUP ADVISER FUNDS
2005 Market Street
Philadelphia, PA  19103-7094
(800) 231-0002

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets and Liabilities of:

THE INTERNATIONAL FIXED INCOME PORTFOLIO
a series of Delaware Pooled Trust
2005 Market Street
Philadelphia, PA  19103-7094

By and in exchange for Shares of

 DELAWARE INTERNATIONAL BOND FUND
a series of Delaware Group Adviser Funds
2005 Market Street
Philadelphia, PA  19103-7094

July 20, 2011

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated July 20, 2011 relating specifically to the reorganization of The Delaware International Fixed Income Portfolio into the Delaware International Bond Fund (the “Prospectus”).  Copies of the Prospectus may be obtained at no charge by calling (800) 231-8002.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.  The reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

GENERAL INFORMATION

This SAI and the Prospectus are related to the acquisition of all of the assets of The International Fixed Income Portfolio (the “Acquired Fund”), a series of Delaware Pooled Trust, by the Delaware International Bond Fund (the “Surviving Fund”), a series of Delaware Group Adviser Funds, and the assumption by the Surviving Fund of the liabilities of the Acquired Fund.  Such assets are proposed to be exchanged for Class A shares of the Surviving Fund having an aggregate value equal to the net asset value of the Acquired Fund’s shares on the Closing Date.  On the Closing Date, the Acquired Fund will distribute Class A shares of the Surviving Fund to each of its shareholders in an amount equal in value to the shareholder’s Acquired Fund shares as of the last business day prior to the Closing Date in complete liquidation of the Acquired Fund (collectively, the “Reorganization”).

INCORPORATION BY REFERENCE

This SAI incorporates by reference the following documents:

1.      Statement of Additional Information dated March 1, 2011 with respect to the Acquired Fund (previously filed on EDGAR, Accession No. 0001206774-11-000361).

2.      The audited financial statements and related report of the independent public accounting firm included in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2010 (previously filed on EDGAR, Accession No. 0001206774-11-000007).

3.      The unaudited financial statements included in the Acquired Fund’s Semiannual Report to Shareholders for the six month period ended April 30, 2011 (previously filed on EDGAR, Accession No. 0001206774-11-001482).

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial information has not been prepared for the reorganization of the Acquired Fund into the Surviving Fund because the Acquired Fund will be reorganized into the Surviving Fund, which is a newly organized series of Delaware Group Adviser Funds with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Acquired Fund.